UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2011

UNIONTOWN ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52560	98-0441419
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1859 Whitney Mesa Dr., Henderson, NV 89014
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(702) 583-5533 Ext.803

314 – 837 West Hastings Street, Vancouver, BC V6C 3N6
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01      Entry into Material Definitive Agreement
Item 3.02      Unregistered Sales of Equity Securities

On March 23, 2011, Uniontown Energy Inc., (the “Company”, “we”, “us” “our”) entered into a subscription agreement with one non-US investor for the sale of 1,000,000 shares of the Company’s common stock at $2.50 per share for aggregate proceeds of $2,5000,000.

On April 27, 2011 the Company closed the agreement through the issuance of 1,000,000 restricted shares of its common stock to the investor. The shares were issued pursuant to an exemption from registration found in Regulation S of the Securities Act of 1933, as amended. A form of the subscription agreement is attached hereto as Exhibit 10.1.

Exhibit No.	Description

Exhibit	Description
Number

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIONTOWN ENERGY INC.

/s/ Darren R. Stevenson
Darren R. Stevenson
President and Director
Date: May 1, 2011